FILED

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
(Alexandria Division)

2012 OCT -3 P 12:36

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

BASCOM RESEARCH, LLC, a Virginia Limited Liability Company Plaintiff, v. FACEBOOK, INC., a Delaware Corporation, Serve: Corporation Service Company Registered Agent 2711 Centerville Rd, Ste. 400 Wilmington, DE 19808 Defendant.	Case No. **JURY TRIAL DEMANDED**

COMPLAINT FOR PATENT INFRINGEMENT

Plaintiff Bascom Research, LLC ("Bascom") files this Complaint for Patent Infringement and Jury Demand against Defendant Facebook, Inc. ("Defendant" or "Facebook") and alleges as follows:

THE PARTIES

1. Bascom is a Virginia limited liability company organized and existing under the laws of Virginia having a principal place of business at 7025 Elizabeth Drive, McLean, Virginia 22101.

2. On information and belief, Defendant is a Delaware corporation organized and existing under the laws of Delaware, with its principal place of business at 1601Willow Road, Menlo Park, California 94025, and with additional United States offices in Atlanta, Georgia; Austin, Texas; Detroit, Michigan; Chicago, Illinois; Dallas, Texas; Los Angeles, California; Miami, Florida; New York, New York; Seattle, Washington; Washington, District of Columbia; and Prineville, Oregon.

JURISDICTION AND VENUE

3. This action arises under the Patent Act, 35 U.S.C. § 101 *et seq*. This Court has original jurisdiction over this controversy pursuant to 28 U.S.C. §§ 1331 and 1338.

4. Venue is proper in this Court pursuant to 28 U.S.C. §§ 1391(b) and (c) and/or 1400(b).

5. This Court has personal jurisdiction over Defendant. Upon information and belief, Defendant does business in this District and has, and continues to, infringe and/or induce the infringement in Virginia and in this District. In addition, the Court has personal jurisdiction over Defendant because it has established minimum contacts with the forum and the exercise of jurisdiction would not offend traditional notions of fair play and substantial justice.

FACTS COMMON TO ALL COUNTS

6. On September 19, 2006, U.S. Patent No. 7,111,232 ("the '232 Patent"), entitled METHOD AND SYSTEM FOR MAKING DOCUMENT OBJECTS AVAILABLE TO USERS OF A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '232 Patent is attached to this Complaint as Exhibit A and is incorporated by reference herein.

7. All rights, title, and interest in the '232 Patent have been assigned to Bascom, which is the sole owner of the '232 Patent.

8. On November 21, 2006, U.S. Patent No. 7,139,974 ("the '974 Patent"), entitled FRAMEWORK FOR MANAGING DOCUMENT OBJECTS STORED ON A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '974 Patent is attached to this Complaint as Exhibit B and is incorporated by reference herein.

9. All rights, title, and interest in the '974 Patent have been assigned to Bascom, which is the sole owner of the '974 Patent.

10. On January 2, 2007, U.S. Patent No. 7,158,971 ("the '971 Patent"), entitled METHOD FOR SEARCHING DOCUMENT OBJECTS ON A NETWORK, was issued to Thomas Layne

Bascom. A true and correct copy of the '971 Patent is attached to this Complaint as Exhibit C and is incorporated by reference herein.

11. All rights, title, and interest in the '971 Patent have been assigned to Bascom, which is the sole owner of the '971 Patent.

12. On June 17, 2008, U.S. Patent No. 7,389,241 ("the '241 Patent"), entitled METHOD FOR USERS OF A NETWORK TO PROVIDE OTHER USERS WITH ACCESS TO LINK RELATIONSHIPS BETWEEN DOCUMENTS, was issued to Thomas Layne Bascom. A true and correct copy of the '241 Patent is attached to this Complaint as Exhibit D and is incorporated by reference herein.

13. All rights, title, and interest in the '241 Patent have been assigned to Bascom, which is the sole owner of the '241 Patent.

14. Defendant owns and operates the website located on the Worldwide Web at the web address of www.facebook.com (the "Facebook website").

15. On information and belief, Defendant operates a data center in the state of Virginia, in this District, that is affiliated with the Facebook website.

16. On information and belief, Defendant has been registered to do business in the state of Virginia with the Commonwealth of Virginia's State Corporate Commission (SCC Identification Number F1789017) since at least April 30, 2009.

17. The Facebook website is a social networking platform that allows its users to create their own personal profiles, link with their friends, acquaintances, co-workers, etc., join common-interest user groups, and share a variety of content. The Facebook website is built on a social graph, elements of which can be queried and represented using the Graph Application Programming Interface (API). The Graph API uniformly represents objects in the graph (e.g., people, photos, events, and

pages) and the connections between them (e.g, friend relationships, shared content, photo tags, etc.). Each of these objects is represented with a unique identification that corresponds to the URL for said object.

> At Facebook's core is the social graph; people and the connections they have to everything they care about. The Graph API presents a simple, consistent view of the Facebook social graph, uniformly representing objects in the graph (e.g., people, photos, events, and pages) and the connections between them (e.g., friend relationships, shared content, and photo tags).
>
> Every object in the social graph has a unique ID. You can access the properties of an object by requesting `https://graph.facebook.com/ID`. For example, the official page for the Facebook Platform has id 19292868552, so you can fetch the object at https://graph.facebook.com/19292868552:

http://developers.facebook.com/docs/reference/api/

18. The objects in the social graph available to users and/or third-party developers include, but are not limited to: Album, Application, Checkin, Comment, Domain, Event, Friendlist, Group, Insights, Link, Message, Note, Offer, Order, Page, Photo, Post, Question, Question Option, Review, Status message, Thread, User, and Video. Each object has a variety of fields that correspond to data relating to the object. For example, the User object contains at least 37 data fields which are exposed by the Graph API to users and third parties (including application developers and advertisers).

19. All of the objects in the social graph are linked to each other via relationships, which are sometimes referred to as "connections" by Facebook.

All of the objects in the Facebook social graph are connected to each other via relationships. Bret Taylor is a fan of the Coca-Cola page, and Bret Taylor and Arjun Banker are friends. We call those relationships *connections* in our API. You can examine the connections between objects using the URL structure `https://graph.facebook.com/ID/CONNECTION_TYPE`. The connections supported for people and pages include:

- Friends: https://graph.facebook.com/me/**friends**?access_token=...
- News feed (this is an outdated view, does not reflect the News Feed on facebook.com): https://graph.facebook.com/me/**home**?access_token=...
- Profile feed (Wall): https://graph.facebook.com/me/**feed**?access_token=...
- Likes: https://graph.facebook.com/me/**likes**?access_token=...
- Movies: https://graph.facebook.com/me/**movies**?access_token=...
- Music: https://graph.facebook.com/me/**music**?access_token=...
- Books: https://graph.facebook.com/me/**books**?access_token=...
- Notes: https://graph.facebook.com/me/**notes**?access_token=...
- Permissions: https://graph.facebook.com/me/**permissions**?access_token=...
- Photo Tags: https://graph.facebook.com/me/**photos**?access_token=...
- Photo Albums: https://graph.facebook.com/me/**albums**?access_token=...
- Video Tags: https://graph.facebook.com/me/**videos**?access_token=...
- Video Uploads: https://graph.facebook.com/me/**videos/uploaded**?access_token=...
- Events: https://graph.facebook.com/me/**events**?access_token=...
- Groups: https://graph.facebook.com/me/**groups**?access_token=...
- Checkins: https://graph.facebook.com/me/**checkins**?access_token=...
- Objects with Location: https://graph.facebook.com/me/**locations**?access_token=...

http://developers.facebook.com/docs/reference/api/

For example, the connections for the User object that are available to third-party developers includes Friends, News Feed, Profile Feed, Likes, Movies, Music, Books, Notes, Permissions, Photo Tags, Photo Albums, Video Tags, Video Uploads, Events, Groups, Checkins, and Objects with Location. These connections can be used for sharing document objects with third parties such as additional users, third party developers, and/or advertisers. Additionally, the connections can be created between objects stored within Facebook and third party websites. For example, a user can "like" an article, movie trailer, or even a recipe that is on another website and Facebook can create a connection within the Facebook Platform.

20. Upon information and belief, there are additional objects and connections available to developers employed by Facebook that are not available to third-party developers or the general public. Accordingly, the above listed objects and connections are exemplary and not limiting.

21. The objects and connections in the social graph can be manipulated using the Open Graph. The Open Graph allows applications to model user activities based on objects and actions. Objects in the Open Graph represent entities that are available for user interaction. Actions in the Open Graph represent high-level interactions available to the user. An Open Graph application may generate a connection between two objects in response to user interaction. The generation of the connection between the two objects may then appear in the Facebook user's News Feed, Ticker and/or the User's Timeline.

22. Notably, the Graph API, Facebook Query Language (FQL) and Open Graph are used for the framework of Facebook and marketed to third-party developers. However, any descriptions of these mechanisms are not intended to be limiting. Instead, the descriptions of these mechanisms are intended to demonstrate the existence of components that are contained within the backend infrastructure that supports and underpins the Facebook website. Thus, the analysis provided herein is relevant to the Facebook Platform, including the Facebook website, as a whole and is not limited to third-party development tools. Furthermore, upon information and belief, developers employed by Facebook utilize similar, if not the same mechanisms, in order to develop and maintain the Facebook Platform, including the Facebook website.

23. Facebook requires its users to activate an account in order to use the Facebook website. Activation of an account requires a user to agree to terms and conditions that dictate how they use the Facebook website. Facebook generates a unique User object for each account which contains the personal information of the user. Facebook also generates connections for each User object that

associates the User object with other objects in the Facebook social graph. The establishment of these objects and connections may generate activity on the Facebook website which is viewable to the user and/or other users of the Facebook website. Facebook provides detailed instructions to its users regarding all aspects of the Facebook website that results in the generation of objects, connections and activity on the Facebook website. These instructions can be found at http://www.facebook.com/help.

24. Facebook also permits third-party developers to access and use the Facebook website. In doing so, Facebook requires third-party developers to agree to terms and conditions that dictate how the developers access and use the Facebook website. Third-party developers have access to a variety of objects and connections in order to build applications and websites that integrate with the Facebook website. Applications and websites that integrate with the Facebook website utilize the Facebook Platform.

25. The Facebook Platform includes the Facebook website as well as the set of development tools and APIs that are provided to third-party developers. Facebook provides detailed instructions to developers to enable them to integrate with the Facebook website to create social applications and websites to reach its users. These instructions can be found at http://developers.facebook.com.

26. The Facebook Platform also allows advertisers to build a Facebook webpage and connect with an audience. These ads can utilize the collection of Facebook's connections and even Facebook's collection of user actions. The strategy of advertising on Facebook allows the ads to reach a specific targeted audience based on the connections of specific Facebook users. Facebook bills the advertisers to generate revenue.

27. On information and belief, Defendant has been and is now infringing the '232 Patent, the '974 Patent, the '241 Patent and the '971 Patent (collectively "the Patents-In-Suit") in the state of Virginia, in this judicial District, and elsewhere in the United States by, among other things, making, using, and operating the claimed system and methods on the Facebook Platform. Reference to the Facebook Platform includes the Facebook website, as well as the set of development tools and APIs that Facebook provides to third-party developers.

28. By way of non-limiting example, as discussed above, the Facebook Platform includes a number of document objects that represent various entities and things. The Facebook Platform also contains a number of linking relationships that logically connect the document objects to each other. These linking relationships contain a variety of attributes that describe the linking relationship. By way of non-limiting example, these attributes may be found in the social graph of the Facebook Platform which may be represented using the Graph API and may be manipulated using the Open Graph. Each of the elements of the social graph, including the link relationships, may be retrieved using a unique identifier and presented based on the particular implementation of the application. Furthermore, users of the Facebook Platform are given the ability to access objects based on their relationship to other objects. For at least these reasons, the Facebook Platform infringes the Patents-In-Suit.

29. In addition to directly infringing the Patents-In-Suit pursuant to 35 U.S.C. § 271(a) either literally or under the doctrine of equivalents, Defendant indirectly infringes the Patents-In-Suit pursuant to 35 U.S.C. § 271(b) by instructing, directing and/or requiring others, including its users and developers, to perform all or some of the steps of the method claims, either literally or under the doctrine of equivalents, of the Patents-In-Suit

COUNT I
(Infringement of the '232 Patent)

30. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

31. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '232 Patent, all in violation of 35 U.S.C. § 271(a)(b)

32. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

33. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

34. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Facebook Platform and website located on the Worldwide Web at the web address www.facebook.com, which embody the patented invention of the '232 Patent.

35. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '232 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users and developers, to infringe.

36. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

37. Bascom is informed and believes that Defendant's infringement of the '232 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT II
(Infringement of the '974 Patent)

38. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

39. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '974 Patent, all in violation of 35 U.S.C. § 271(a)(b).

40. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

41. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

42. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Facebook website locate on the Worldwide Web at the web address www.facebook.com, which embody the patented invention of the '974 Patent.

43. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '974 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users and developers, to infringe.

44. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

45. Bascom is informed and believes that Defendant's infringement of the '974 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT III
(Infringement of the '241 Patent)

46. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

47. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '241 Patent, all in violation of 35 U.S.C. § 271(a)(b).

48. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

49. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

50. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Facebook website locate on the Worldwide Web at the web address www.facebook.com, which embody the patented invention of the '241 Patent.

51. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '241 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users and developers, to infringe.

52. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

53. Bascom is informed and believes that Defendant's infringement of the '241 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT IV
(Infringement of the '971 Patent)

54. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

55. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '971 Patent, all in violation of 35 U.S.C. § 271.

56. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

57. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

58. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Facebook website locate on the Worldwide Web at the web address www.facebook.com, which embody the patented invention of the '971 Patent.

59. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '971 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users and developers, to infringe.

60. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

61. Bascom is informed and believes that Defendant's infringement of the '971 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

PRAYER FOR RELIEF

WHEREFORE, Bascom prays for judgment and relief as follows:

A. An entry of judgment holding Defendant has infringed, is infringing, and has induced infringement of the '232 Patent, '974 Patent, '241 Patent, and '971 Patent.

B. A preliminary and permanent injunction against Defendant and its officers, employees, agents, servants, attorneys, instrumentalities, and/or those in privity with them, from infringing, or inducing the infringement of the '232 Patent, '974 Patent, '241 Patent, and/or the '971 Patent, and for all further and proper injunctive relief pursuant to 35 U.S.C. § 283;

C. An award to Bascom of such damages as it shall prove at trial against Defendant that is adequate to fully compensate Bascom for Defendant's infringement of the '232 Patent, '974 Patent, '241 Patent, and '971 Patent, said damages to be no less than a reasonable royalty;

D. An award to Bascom for Defendant's willful infringement of treble damages so determined, as provided by 35 U.S.C. § 284, together with post-judgment interest and prejudgment interest from the first date of infringement of the '232 Patent, '974 Patent, '241 Patent, and '971 Patent;

E. A finding that this case is "exceptional" and an award to Bascom of its costs and reasonable attorney's fees, as provided by 35 U.S.C. § 285.

F. An accounting of all infringing sales and revenues; and

G. Such further and other relief as the Court may deem proper and just.

DEMAND FOR JURY TRIAL

Bascom demands a jury trial on all issues so triable.

Respectfully submitted,

BASCOM RESEARCH, LLC
By Counsel

Date: October 3, 2012

BLANKINGSHIP & KEITH, P. C.
4020 University Drive, Suite 300
Fairfax, Virginia 22030
Phone: 703-691-1235
Fax: 703-691-3913

By: ______________________
John A.C. Keith, VSB No. 14116
jkeith@blankeith.com
William B. Porter, VSB No. 41798
wporter@blankeith.com
Counsel for Plaintiff
Bascom Research, LLC

– and –

Jonathan S. Caplan, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, N.Y. 10001
Tel: 212-715-9100
Fax: 212-715-8000
Email: JCaplan@kramerlevin.com

Paul J. Andre, Esquire (*pro hac vice* pending)
Lisa Kobialka, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
990 Marsh Road
Menlo Park, California 94025
Tel: 650-752-1710
Fax: 212-715-8000
Email: PAndre@kramerlevin.com
LKobialka@kramerlevin.com

FILED

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
(Alexandria Division)

2012 OCT -3 P 12: 37

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

BASCOM RESEARCH, LLC a Virginia Limited Liability Company,

Plaintiff,

v.

LINKEDIN CORPORATION, a Delaware Corporation,

Serve: Corporation Service Company
Registered Agent
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

Defendant.

Case No. 1:12CV1112-LMB/JFA

JURY TRIAL DEMANDED

COMPLAINT FOR PATENT INFRINGEMENT

Plaintiff Bascom Research, LLC ("Bascom") files this Complaint for Patent Infringement and Jury Demand against Defendant LinkedIn Corporation ("Defendant" or "LinkedIn") and alleges as follows:

THE PARTIES

1. Bascom is a Virginia limited liability company organized and existing under the laws of Virginia having a principal place of business at 7025 Elizabeth Drive, McLean, Virginia 22101.

2. On information and belief, Defendant is a Delaware corporation organized and existing under the laws of Delaware, with its principal place of business at 2029 Stierlin Court, Mountain View, California 94043, and with additional United States offices in Chicago, Illinois, Los Angeles, California, New York, New York, Omaha, Nebraska, and San Francisco, California.

JURISDICTION AND VENUE

3. This action arises under the Patent Act, 35 U.S.C. § 101 *et seq*. This Court has original jurisdiction over this controversy pursuant to 28 U.S.C. §§ 1331 and 1338.

4. Venue is proper in this Court pursuant to 28 U.S.C. §§ 1391(b) and (c) and/or 1400(b).

5. This Court has personal jurisdiction over Defendant. Upon information and belief, Defendant does business in this District and has, and continues to, infringe and/or induce the infringement in Virginia and in this District. In addition, the Court has personal jurisdiction over Defendant because it has established minimum contacts with the forum and the exercise of jurisdiction would not offend traditional notions of fair play and substantial justice.

FACTS COMMON TO ALL COUNTS

6. On September 19, 2006, U.S. Patent No. 7,111,232 ("the '232 Patent"), entitled METHOD AND SYSTEM FOR MAKING DOCUMENT OBJECTS AVAILABLE TO USERS OF A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '232 Patent is attached to this Complaint as Exhibit A and is incorporated by reference herein.

7. All rights, title, and interest in the '232 Patent have been assigned to Bascom, which is the sole owner of the '232 Patent.

8. On November 21, 2006, U.S. Patent No. 7,139,974 ("the '974 Patent"), entitled FRAMEWORK FOR MANAGING DOCUMENT OBJECTS STORED ON A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '974 Patent is attached to this Complaint as Exhibit B and is incorporated by reference herein.

9. All rights, title, and interest in the '974 Patent have been assigned to Bascom, which is the sole owner of the '974 Patent.

10. On January 2, 2007, U.S. Patent No. 7,158,971 ("the '971 Patent"), entitled METHOD FOR SEARCHING DOCUMENT OBJECTS ON A NETWORK, was issued to Thomas Layne

Bascom. A true and correct copy of the '971 Patent is attached to this Complaint as Exhibit C and is incorporated by reference herein.

11. All rights, title, and interest in the '971 Patent have been assigned to Bascom, which is the sole owner of the '971 Patent.

12. On June 17, 2008, U.S. Patent No. 7,389,241 ("the '241 Patent"), entitled METHOD FOR USERS OF A NETWORK TO PROVIDE OTHER USERS WITH ACCESS TO LINK RELATIONSHIPS BETWEEN DOCUMENTS, was issued to Thomas Layne Bascom. A true and correct copy of the '241 Patent is attached to this Complaint as Exhibit D and is incorporated by reference herein.

13. All rights, title, and interest in the '241 Patent have been assigned to Bascom, which is the sole owner of the '241 Patent.

14. Defendant owns and operates the website located on the Worldwide Web at the web address of www.linkedin.com (the "LinkedIn website").

15. On information and belief, Defendant operates a data center in the state of Virginia, in this District, that is affiliated with the LinkedIn website.

16. The LinkedIn website is a social networking platform that allows its users to create their own personal profiles, link with their co-workers, acquaintances, etc., join common-interest user groups, and engage a variety of content. The LinkedIn website is built on a social graph which is accessible via the LinkedIn Application Program Interface (API). The LinkedIn API uniformly represents objects in the graph (e.g., people, groups, company, jobs, etc.) and the connections between them (e.g, colleague, classmate, business partner, friend, etc.). LinkedIn generally uses URL Query parameters to query the data exposed by the LinkedIn API.

17. Every object in the social graph has a unique identifier and can be accessed using a unique URL. The objects in the social graph available to third-party developers include Profile, Groups, Companies, Jobs. Each object has a variety of fields that correspond to data relating to the object. For example, the Profile object contains 7 categories of fields that require member permission and 11 structured objects which are exposed by the Profile API to third-party developers.

18. All of the objects in the social graph are linked to each other via connections. These connections are exposed to third-party developers using the Connections API. Connections can be established for colleagues, classmates, business partners, friends or unknown people. Additional information regarding the objects and connections available to third-party developers can be found at https://developer.linkedin.com

19. Upon information and belief, there are additional objects and related information available to developers employed by LinkedIn that are not available to third-party developers or the general public. Accordingly, the above listed objects and related information are exemplary and not limiting.

20. The objects in the social graph can be manipulated using various methods, including HTTP methods such as GET, POST, PUT and DELETE. Popular resources that can be written to include Network update, Shares, Invitations, Company follow, Joint a Group, Group post comment.

21. The LinkedIn Platform contains a share and social stream. This stream allows members to share content and insights to the various connections. The Network Updates Stream is exposed to third-party developers using the Share API. The Network Updates follow a similar structure which identify the user who created the network update as well as the context of the update. An example of a Network Update is a CONN update that contains an update-content/connections node that describes

the user and the update-content/person which indicates the first degree connection making the new connection.

22. Notably, the LinkedIn API is primarily marketed to third-party developers. However, any description of this mechanism is not intended to be limiting. Instead, the descriptions of this mechanism are intended to demonstrate the existence of components that are contained within the backend of the LinkedIn website. Thus, the analysis provided herein is relevant to the LinkedIn Platform, including the LinkedIn website, as a whole and is not limited to third-party development tools. Furthermore, upon information and belief, developers employed by LinkedIn utilize similar, if not the same mechanisms, in order to develop and maintain the LinkedIn Platform, including the LinkedIn website.

23. LinkedIn requires its users to activate an account in order to use the LinkedIn website. Activation of an account requires a user to agree to terms and conditions that dictate how they use the LinkedIn website. LinkedIn generates a unique Profile object for each account which contains the personal information of the user. LinkedIn also generates connections for each Profile object that associates the Profile object with other objects in the social graph. The establishment of these objects and connections may generate activity on the LinkedIn website which is viewable to the user and/or other users of the LinkedIn website via the Network Updates. LinkedIn provides detailed instructions to its users regarding all aspects of the LinkedIn website which results in the generation of objects, connections and activity on the LinkedIn website. These instructions can be found at http://help.linkedin.com.

24. LinkedIn also permits third-party developers to access and use the LinkedIn website. LinkedIn requires third-party developers to agree to terms and conditions that dictate how they access and use the LinkedIn website. Third-party developers have access to a variety of objects and

connections in order to build applications and websites that integrate with the LinkedIn website. Applications and websites that integrate with the LinkedIn website are also known utilizing the LinkedIn Platform.

25. The LinkedIn Platform includes the LinkedIn website as well as the set of development tools and APIs that are provided to third-party developers. LinkedIn provides detailed instructions to developers to enable them to integrate with the LinkedIn website to create social applications and websites to reach its users. These instructions can be found at https://developer. linkedin.com. Additional information about the backend systems at LinkedIn can be found http://data.linkedin.com.

26. The LinkedIn Platform also allows advertisers to build a Facebook webpage and connect with an audience. These ads can utilize the collection of LinkedIn's relationships/connections and even LinkedIn's collection of user actions. The strategy of advertising on LinkedIn allows the ads to reach a specific targeted audience based on the relationships/connections of specific LinkedIn users. LinkedIn bills the advertisers to generate revenue.

27. The LinkedIn Platform offers several premium services that require a subscription: LinkedIn Premium, LinkedIn for recruiters, LinkedIn for job seekers, and LinkedIn for sales professionals. Each of these LinkedIn services has subcategories that change the price of the subscription and the quantity that the user can utilize the services. The services allow, for example, use of LinkedIn's Inmail service, access to other LinkedIn user's complete (i.e. non-public) profiles, premium search functionality, etc. The premium LinkedIn services each provide additional features as noted above, however, the most notable feature of the premium services allow for user's with a premium subscription to access additional content that is unavailable to users without a premium LinkedIn service subscription.

28. On information and belief, Defendant has been and is now infringing the '232 Patent, the '974 Patent, the '241 Patent and the '971 Patent (collectively "the Patents-In-Suit") in the state of Virginia, in this judicial District, and elsewhere in the United States by, among other things, making, using, and operating the system and methods on the LinkedIn Platform. Reference to the LinkedIn Platform includes the LinkedIn website, as well as the set of development tools and APIs provided to third-party developers.

29. By way of non-limiting example, as discussed above, the LinkedIn Platform includes a number of document objects that represent various entities. The LinkedIn Platform also contains a number of linking relationships that connect the document objects to each other. These linking relationships contain a variety of attributes that describe the linking relationship. By way of non-limiting example, these attributes may be found in the social graph of the LinkedIn Platform which is exposed via the LinkedIn API and may be manipulated using various API mechanisms. Each of the elements of the social graph, including the link relationships, may be retrieved using a unique identifier and presented based on the particular implementation of the application. Furthermore, users of the LinkedIn Platform are given the ability to access objects based on their relationship to other objects. For at least these reasons, the LinkedIn Platform infringes the Patents-In-Suit.

30. In addition to directly infringing the Patents-In-Suit pursuant to 35 U.S.C. § 271(a) either literally or under the doctrine of equivalents, Defendant indirectly infringes the Patents-In-Suit pursuant to 35 U.S.C. § 271(b) by instructing, directing and/or requiring others, including its users, to perform all or some of the steps of the method claims, either literally or under the doctrine of equivalents, of the Patents-In-Suit

COUNT I
(Infringement of the '232 Patent)

31. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

32. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '232 Patent, all in violation of 35 U.S.C. § 271(a)(b).

33. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

34. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

35. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the LinkedIn website located on the Worldwide Web at the web address www.LinkedIn.com, which embody the patented invention of the '232 Patent.

36. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '232 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

37. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

38. Bascom is informed and believes that Defendant's infringement of the '232 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT II
(Infringement of the '974 Patent)

39. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

40. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '974 Patent, all in violation of 35 U.S.C. § 271(a)(b).

41. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

42. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

43. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the LinkedIn website located on the Worldwide Web at the web address www.LinkedIn.com, which embody the patented invention of the '974 Patent.

44. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '974 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

45. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

46. Bascom is informed and believes that Defendant's infringement of the '974 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT III
(Infringement of the '241 Patent)

47. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

48. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '241 Patent, all in violation of 35 U.S.C. § 271(a)(b).

49. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

50. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

51. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the LinkedIn website located on the Worldwide Web at the web address www.LinkedIn.com, which embody the patented invention of the '241 Patent.

52. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '241 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

53. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

54. Bascom is informed and believes that Defendant's infringement of the '241 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT IV
(Infringement of the '971 Patent)

55. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

56. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '971 Patent, all in violation of 35 U.S.C. § 271(a)(b).

57. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

58. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

59. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the LinkedIn website located on the Worldwide Web at the web address www.LinkedIn.com, which embody the patented invention of the '971 Patent.

60. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '971 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

61. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

62. Bascom is informed and believes that Defendant's infringement of the '971 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

PRAYER FOR RELIEF

WHEREFORE, Bascom prays for judgment and relief as follows:

A. An entry of judgment holding Defendant has infringed, is infringing, and has induced infringement of the '232 Patent, '974 Patent, '241 Patent, and '971 Patent.

B. A preliminary and permanent injunction against Defendant and its officers, employees, agents, servants, attorneys, instrumentalities, and/or those in privity with them, from infringing, or inducing the infringement of the '232 Patent, '974 Patent, '241 Patent, and/or the '971 Patent, and for all further and proper injunctive relief pursuant to 35 U.S.C. § 283;

C. An award to Bascom of such damages as it shall prove at trial against Defendant that is adequate to fully compensate Bascom for Defendant's infringement of the '232 Patent, '974 Patent, '241 Patent, and '971 Patent, said damages to be no less than a reasonable royalty;

D. A finding that this case is "exceptional" and an award to Bascom of its costs and reasonable attorney's fees, as provided by 35 U.S.C. § 285.

E. An accounting of all infringing sales and revenues; and

F. Such further and other relief as the Court may deem proper and just.

DEMAND FOR JURY TRIAL

Bascom demands a jury trial on all issues so triable.

Respectfully submitted,

BASCOM RESEARCH, LLC
By Counsel

Date: October 3, 2012

BLANKINGSHIP & KEITH, P. C.
4020 University Drive, Suite 300
Fairfax, Virginia 22030
Phone: 703-691-1235
Fax: 703-691-3913

By: ______________________
John A.C. Keith, VSB No. 14116
jkeith@blankeith.com
William B. Porter, VSB No. 41798
wporter@blankeith.com
Counsel for Plaintiff
Bascom Research, LLC

– and –

Jonathan S. Caplan, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, N.Y. 10001
Tel: 212-715-9100
Fax: 212-715-8000
Email: JCaplan@kramerlevin.com

Paul J. Andre, Esquire (*pro hac vice* pending)
Lisa Kobialka, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
990 Marsh Road
Menlo Park, California 94025
Tel: 650-752-1710
Fax: 212-715-8000
Email: PAndre@kramerlevin.com
LKobialka@kramerlevin.com

FILED

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
(Alexandria Division)

2012 OCT -3 P 12:58

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

BASCOM RESEARCH, LLC, a Virginia Limited Liability Company Plaintiff, v. NOVELL, INC., a Utah Corporation, Serve: C T Corporation System Registered Agent 1108 E South Union Ave. Midvale, UT 84047 Defendant.	Case No. 1:12cv1113 LMB/JFA **JURY TRIAL DEMANDED**

COMPLAINT FOR PATENT INFRINGEMENT

Plaintiff Bascom Research, LLC ("Bascom") files this Complaint for Patent Infringement and Jury Demand against Defendant Novell, Inc. ("Defendant" or "Novell") and alleges as follows:

THE PARTIES

1. Bascom is a Virginia limited liability company organized and existing under the laws of Virginia having a principal place of business at 7025 Elizabeth Drive, McLean, Virginia 22101.

2. On information and belief, Defendant is a Utah corporation organized and existing under the laws of Utah, with its principal place of business at 1800 South Novell Place, Provo, Utah 84606, and with additional United States offices in Atlanta, Georgia, Cambridge, Massachusetts, Detroit, Michigan and Waltham, Massachusetts.

JURISDICTION AND VENUE

3. This action arises under the Patent Act, 35 U.S.C. § 101 *et seq*. This Court has original jurisdiction over this controversy pursuant to 28 U.S.C. §§ 1331 and 1338.

4. Venue is proper in this Court pursuant to 28 U.S.C. §§ 1391(b) and (c) and/or 1400(b).

5. This Court has personal jurisdiction over Defendant. Upon information and belief, Defendant does business in this District and has, and continues to, infringe and/or induce the infringement in Virginia and in this District. In addition, the Court has personal jurisdiction over Defendant because it has established minimum contacts with the forum and the exercise of jurisdiction would not offend traditional notions of fair play and substantial justice.

FACTS COMMON TO ALL COUNTS

6. On September 19, 2006, U.S. Patent No. 7,111,232 ("the '232 Patent"), entitled METHOD AND SYSTEM FOR MAKING DOCUMENT OBJECTS AVAILABLE TO USERS OF A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '232 Patent is attached to this Complaint as Exhibit A and is incorporated by reference herein.

7. All rights, title, and interest in the '232 Patent have been assigned to Bascom, which is the sole owner of the '232 Patent.

8. On November 21, 2006, U.S. Patent No. 7,139,974 ("the '974 Patent"), entitled FRAMEWORK FOR MANAGING DOCUMENT OBJECTS STORED ON A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '974 Patent is attached to this Complaint as Exhibit B and is incorporated by reference herein.

9. All rights, title, and interest in the '974 Patent have been assigned to Bascom, which is the sole owner of the '974 Patent.

10. On January 2, 2007, U.S. Patent No. 7,158,971 ("the '971 Patent"), entitled METHOD FOR SEARCHING DOCUMENT OBJECTS ON A NETWORK, was issued to Thomas Layne

Bascom. A true and correct copy of the '971 Patent is attached to this Complaint as Exhibit C and is incorporated by reference herein.

11. All rights, title, and interest in the '971 Patent have been assigned to Bascom, which is the sole owner of the '971 Patent.

12. On information and belief, Defendant makes, uses and/or sells products marketed to the public under the name "Vibe" (the "Vibe Products").

13. The Vibe Products provide a social networking platform that allows its users to create their own personal profiles, link with their co-workers, join workspaces, and engage a variety of content. The Vibe Products are built on a social graph which connects the users of the Vibe Products which is accessible via the Vibe Application Program Interface (API). The Vibe API uniformly represents objects in the graphs and the connections between them. Vibe generally uses Java Web Services which provides a set of operations that client programs can use to exchange information with Vibe.

14. Every object in the social graph has the ability to be connected to other objects. For example, a user can create a profile, join a workspace, manage files, participate in discussion threads, post to wikis, and interact with workflows. The Web services operations generally pass and return data within model objects as defined within the Kablink Vibe software. Each object has a variety of fields that correspond to data relating to the object. For example, profile_getUser accepts a user identifier and returns information about a Vibe user.

15. All of the objects in the social graph are linked to each other via connections. In some circumstances, these connections involve the tracking of groups, people and content. In other circumstances, connections are managed through workspaces and content management. Connections can be established for anyone who is registered to use the Vibe Products and for any content they

create. Content created by a user is typically associated with a particular space or group and is public in the community and searchable. Additional information regarding the objects and connections can be found in the Vibe User Guide and the Vibe Developer Guide.

16. Upon information and belief, there are additional objects and related information available to developers employed by Novell that are not available to the general public. Accordingly, the above listed objects and related information are exemplary and not limiting.

17. The Vibe Products contain an activity stream. This stream allows users to share content and insights to the various connections. The activity stream is a mechanism which updates based on the people, folders and activities associated with the user. The activity stream can be customized to include updates from any combination of folders, workspaces, favorites or followed places and people.

18. Notably, the Vibe API and Kablink Vibe are primarily marketed to third-party developers. However, any description of these mechanisms is not intended to be limiting. Instead, the descriptions of these mechanisms are intended to demonstrate the existence of components that are contained within the backend of the Vibe Products. Thus, the analysis provided herein is relevant to the Vibe Products as a whole and is not limited to third-party development tools. Furthermore, upon information and belief, developers employed by Novell utilize similar, if not the same mechanisms, in order to develop and maintain the Vibe Products.

19. Novell requires its users to activate an account in order to use Vibe Products. Activation of an account requires a user to agree to terms and conditions that dictate how they use the Vibe Products. Vibe generates a unique profile that is generally accessible utilizing the Vibe API for each account which contains the personal information of the user. Vibe also generates connections for each user and associates the user with other objects in the social graph. The establishment of

these objects and connections may generate activity on the Vibe Products which are viewable to the user and/or other users of the Vibe Products via the activity stream. Novell provides detailed instructions to its users regarding all aspects of the Vibe Products which results in the generation of objects, connections and activity on the Vibe Products. These instructions can be found at http://www.novell.com/documentation.

20. Novell also permits third-party developers to access and use the Vibe Products. Novell requires third-party developers to agree to terms and conditions that dictate how they access and use the Vibe Products. Third-party developers have access to a variety of objects and connections in order to build applications and websites that integrate with the Vibe Products. Novell provides detailed instructions to developers to enable them to integrate with the Vibe Products to create applications. These instructions can be found in the Vibe Developer Guide.

21. On information and belief, Defendant has been and is now infringing the '232 Patent, the '974 Patent, and the '971 Patent (collectively "the Patents-In-Suit") in the state of Virginia, in this judicial District, and elsewhere in the United States by, among other things, making, using, and operating the system and methods on the Vibe Products. Reference to the Vibe Products includes the set of development tools and APIs provided to third-party developers.

22. By way of non-limiting example, as discussed above, the Vibe Products include a number of document objects that represent various entities. The Vibe Products also contain a number of linking relationships that connect the document objects to each other. These linking relationships contain a variety of attributes that describe the linking relationship. By way of non-limiting example, these attributes may be found in the social graph of the Vibe Products which is exposed via the Vibe API and may be manipulated using various API mechanisms. Each of the elements of the social graph, including the link relationships, may be retrieved using a unique identifier and presented based

on the particular implementation of the application. Furthermore, users of the Vibe Products are given the ability to access objects based on their relationship to other objects. For at least these reasons, the Vibe Products infringes the Patents-In-Suit.

23. In addition to directly infringing the Patents-In-Suit pursuant to 35 U.S.C. § 271(a) either literally or under the doctrine of equivalents, Defendant indirectly infringes the Patents-In-Suit pursuant to 35 U.S.C. § 271(b) by instructing, directing and/or requiring others, including its users, to perform all or some of the steps of the method claims, either literally or under the doctrine of equivalents, of the Patents-In-Suit.

COUNT I
(Infringement of the '232 Patent)

24. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

25. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '232 Patent, all in violation of 35 U.S.C. § 271(a)(b).

26. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

27. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

28. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Vibe, which embody the patented invention of the '232 Patent.

29. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '232 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

30. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

31. Bascom is informed and believes that Defendant's infringement of the '232 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT II
(Infringement of the '974 Patent)

32. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

33. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '974 Patent, all in violation of 35 U.S.C. § 271(a)(b).

34. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

35. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

36. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Vibe, which embody the patented invention of the '974 Patent.

37. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '974 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

38. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

39. Bascom is informed and believes that Defendant's infringement of the '974 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT III
(Infringement of the '971 Patent)

40. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

41. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '971 Patent, all in violation of 35 U.S.C. § 271(a)(b).

42. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

43. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

44. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Vibe, which embody the patented invention of the '971 Patent.

45. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '971 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

46. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

47. Bascom is informed and believes that Defendant's infringement of the '971 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

PRAYER FOR RELIEF

WHEREFORE, Bascom prays for judgment and relief as follows:

A. An entry of judgment holding Defendant has infringed, is infringing, and has induced infringement of the '232 Patent, '974 Patent and '971 Patent.

B. A preliminary and permanent injunction against Defendant and its officers, employees, agents, servants, attorneys, instrumentalities, and/or those in privity with them, from infringing, or inducing the infringement of the '232 Patent, '974 Patent and/or the '971 Patent, and for all further and proper injunctive relief pursuant to 35 U.S.C. § 283;

C. An award to Bascom of such damages as it shall prove at trial against Defendant that is adequate to fully compensate Bascom for Defendant's infringement of the '232 Patent, '974 Patent and '971 Patent, said damages to be no less than a reasonable royalty;

D. A finding that this case is "exceptional" and an award to Bascom of its costs and reasonable attorney's fees, as provided by 35 U.S.C. § 285.

E. An accounting of all infringing sales and revenues; and

F. Such further and other relief as the Court may deem proper and just.

DEMAND FOR JURY TRIAL

Bascom demands a jury trial on all issues so triable.

Respectfully submitted,

BASCOM RESEARCH, LLC
By Counsel

Date: October 3, 2012

BLANKINGSHIP & KEITH, P. C.
4020 University Drive, Suite 300
Fairfax, Virginia 22030
Phone: 703-691-1235
Fax: 703-691-3913

By: ______________________
John A.C. Keith, VSB No. 14116
jkeith@blankeith.com
William B. Porter, VSB No. 41798
wporter@blankeith.com
Counsel for Plaintiff
Bascom Research, LLC

– and –

Jonathan S. Caplan, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, N.Y. 10001
Tel: 212-715-9100
Fax: 212-715-8000
Email: JCaplan@kramerlevin.com

Paul J. Andre, Esquire (*pro hac vice* pending)
Lisa Kobialka, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
990 Marsh Road
Menlo Park, California 94025
Tel: 650-752-1710
Fax: 212-715-8000
Email: PAndre@kramerlevin.com
LKobialka@kramerlevin.com

FILED

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
(Alexandria Division)

2012 OCT -3 P 12:56

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

BASCOM RESEARCH, LLC, a Virginia Limited Liability Company, Plaintiff, v. JIVE SOFTWARE, INC., a Delaware Corporation, Serve: Business Filings Incorporated Registered Agent 108 West 13th Street Wilmington, DE 19801 Defendant.	Case No. 1:12CV1114-LMB/JFA **JURY TRIAL DEMANDED**

COMPLAINT FOR PATENT INFRINGEMENT

Plaintiff Bascom Research, LLC ("Bascom") files this Complaint for Patent Infringement and Jury Demand against Defendant Jive Software, Inc. ("Defendant" or "Jive") and alleges as follows:

THE PARTIES

1. Bascom is a Virginia limited liability company organized and existing under the laws of Virginia having a principal place of business at 7025 Elizabeth Drive, McLean, Virginia 22101.

2. On information and belief, Defendant is a Delaware corporation organized and existing under the laws of Delaware, with its principal place of business at 325 Lytton Avenue, Suite 200, Palo Alto, California 94301, and with additional United States offices in Boulder, Colorado, New York, New York, and Portland, Oregon.

JURISDICTION AND VENUE

3. This action arises under the Patent Act, 35 U.S.C. § 101 *et seq*. This Court has original jurisdiction over this controversy pursuant to 28 U.S.C. §§ 1331 and 1338.

4. Venue is proper in this Court pursuant to 28 U.S.C. §§ 1391(b) and (c) and/or 1400(b).

5. This Court has personal jurisdiction over Defendant. Upon information and belief, Defendant does business in this district and has, and continues to, infringe and/or induce the infringement in Virginia and in this district. In addition, the Court has personal jurisdiction over Defendant because it has established minimum contacts with the forum and the exercise of jurisdiction would not offend traditional notions of fair play and substantial justice.

FACTS COMMON TO ALL COUNTS

6. On September 19, 2006, U.S. Patent No. 7,111,232 ("the '232 Patent"), entitled METHOD AND SYSTEM FOR MAKING DOCUMENT OBJECTS AVAILABLE TO USERS OF A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '232 Patent is attached to this Complaint as Exhibit A and is incorporated by reference herein.

7. All rights, title, and interest in the '232 Patent have been assigned to Bascom, which is the sole owner of the '232 Patent.

8. On November 21, 2006, U.S. Patent No. 7,139,974 ("the '974 Patent"), entitled FRAMEWORK FOR MANAGING DOCUMENT OBJECTS STORED ON A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '974 Patent is attached to this Complaint as Exhibit B and is incorporated by reference herein.

9. All rights, title, and interest in the '974 Patent have been assigned to Bascom, which is the sole owner of the '974 Patent.

10. On January 2, 2007, U.S. Patent No. 7,158,971 ("the '971 Patent"), entitled METHOD FOR SEARCHING DOCUMENT OBJECTS ON A NETWORK, was issued to Thomas Layne

Bascom. A true and correct copy of the '971 Patent is attached to this Complaint as Exhibit C and is incorporated by reference herein.

11. All rights, title, and interest in the '971 Patent have been assigned to Bascom, which is the sole owner of the '971 Patent.

12. On information and belief, Defendant makes, uses and/or sells products marketed to the public under the names "Jive Platform" and the "Jive Solutions" (collectively the "Jive Products").

13. The Jive Products provide a social networking platform that allows its users to create their own personal profiles, link with their co-workers, join common-interest user groups, and engage a variety of content. The Jive Products are built on a social graph which connects the users of the Jive Products which is accessible via the Jive Application Program Interface (API). The Jive API uniformly represents objects in the graphs and the connections between them. Jive generally uses iQuery parameters to query the data exposed by the Jive API.

14. Every object in the social graph has the ability to be connected to other objects. For example, a user can create a profile, join a group, rate or like content, create content, participate in content and discussions, follow other objects, and alert objects. Each object has a variety of fields that correspond to data relating to the object. For example, the User object contains the personal information of the user such as the ID, creation date, email, first name, last name, etc.

15. All of the objects in the social graph are linked to each other via connections. In some circumstances, these connections are friends or followers. In other circumstances, these connections are bridges which connect communities. Connections can be established for anyone who is registered to use the Jive Products and for any content they create. Content created by a user is typically associated with a particular space or group and is public in the community and searchable. Additional

information regarding the objects and connections can be found at http://docs.jivesoftware.com and https://developers.jivesoftware.com.

16. Upon information and belief, there are additional objects and related information available to developers employed by Jive that are not available to the general public. Accordingly, the above listed objects and related information are exemplary and not limiting.

17. The Jive Products contain an activity stream. This stream allows users to share content and insights to the various connections. The activity stream is exposed via the Jive API using the Activity Service and Communication Service. The activity stream is displayed in the What Matters page and contains information about the other objects that are connected to the user. For example, the activity stream is populated by the content, people and places that are connected to the user. The activity stream for a user can also be accessed via the User Service by using the GET command on a unique URL associated with user.

18. Notably, the Jive API is primarily marketed to third-party developers. However, any description of this mechanism is not intended to be limiting. Instead, the descriptions of this mechanism are intended to demonstrate the existence of components that are contained within the backend of the Jive Products. Thus, the analysis provided herein is relevant to the Jive Products as a whole and is not limited to third-party development tools. Furthermore, upon information and belief, developers employed by Jive utilize similar, if not the same mechanisms, in order to develop and maintain the Jive Products.

19. Jive requires its users to activate an account in order to use Jive Products. Activation of an account requires a user to agree to terms and conditions that dictate how they use the Jive Products. Jive generates a unique User object that is generally accessible utilizing the User Service for each account which contains the personal information of the user. Jive also generates connections

for each User object that associates the User object with other objects in the social graph. The establishment of these objects and connections may generate activity on the Jive Products which are viewable to the user and/or other users of the Jive Products via the activity stream. Jive provides detailed instructions to its users regarding all aspects of the Jive Products which results in the generation of objects, connections and activity on the Jive Products. These instructions can be found at http://docs.jivesoftware.com.

20. Jive also permits third-party developers to access and use the Jive Products. Jive requires third-party developers to agree to terms and conditions that dictate how they access and use the Jive Products. Third-party developers have access to a variety of objects and connections in order to build applications and websites that integrate with the Jive Products. Jive provides detailed instructions to developers to enable them to integrate with the Jive Products to create applications. These instructions can be found at https://developers. jivesoftware.com.

21. On information and belief, Defendant has been and is now infringing the '232 Patent, the '974 Patent, and the '971 Patent (collectively "the Patents-In-Suit") in the state of Virginia, in this judicial District, and elsewhere in the United States by, among other things, making, using, and operating the system and methods on the Jive Products. Reference to the Jive Products includes the set of development tools and APIs provided to third-party developers.

22. By way of non-limiting example, as discussed above, the Jive Products include a number of document objects that represent various entities. The Jive Products also contain a number of linking relationships that connect the document objects to each other. These linking relationships contain a variety of attributes that describe the linking relationship. By way of non-limiting example, these attributes may be found in the social graph of the Jive Products which is exposed via the Jive API and may be manipulated using various API mechanisms. Each of the elements of the social

graph, including the link relationships, may be retrieved using a unique identifier and presented based on the particular implementation of the application. Furthermore, users of the Jive Products are given the ability to access objects based on their relationship to other objects. For at least these reasons, the Jive Products infringe the Patents-In-Suit.

23. In addition to directly infringing the Patents-In-Suit pursuant to 35 U.S.C. § 271(a) either literally or under the doctrine of equivalents, Defendant indirectly infringes the Patents-In-Suit pursuant to 35 U.S.C. § 271(b) by instructing, directing and/or requiring others, including its users, to perform all or some of the steps of the method claims, either literally or under the doctrine of equivalents, of the Patents-In-Suit

COUNT I
(Infringement of the '232 Patent)

24. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

25. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '232 Patent, all in violation of 35 U.S.C. § 271(a)(b).

26. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

27. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

28. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Jive Products, which embody the patented invention of the '232 Patent.

29. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '232 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users and developers, to infringe.

30. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

31. Bascom is informed and believes that Defendant's infringement of the '232 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT II
(Infringement of the '974 Patent)

32. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

33. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '974 Patent, all in violation of 35 U.S.C. § 271(a)(b).

34. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

35. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

36. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Jive Products, which embody the patented invention of the '974 Patent.

37. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '974 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users and developers, to infringe.

38. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

39. Bascom is informed and believes that Defendant's infringement of the '974 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT III
(Infringement of the '971 Patent)

40. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

41. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '971 Patent, all in violation of 35 U.S.C. § 271(a)(b).

42. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

43. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

44. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Jive Products, which embody the patented invention of the '971 Patent.

45. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '971 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users and developers, to infringe.

46. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

47. Bascom is informed and believes that Defendant's infringement of the '971 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

PRAYER FOR RELIEF

WHEREFORE, Bascom prays for judgment and relief as follows:

A. An entry of judgment holding Defendant has infringed, is infringing, and has induced infringement of the '232 Patent, '974 Patent and '971 Patent.

B. A preliminary and permanent injunction against Defendant and its officers, employees, agents, servants, attorneys, instrumentalities, and/or those in privity with them, from infringing, or inducing the infringement of the '232 Patent, '974 Patent and/or the '971 Patent, and for all further and proper injunctive relief pursuant to 35 U.S.C. § 283;

C. An award to Bascom of such damages as it shall prove at trial against Defendant that is adequate to fully compensate Bascom for Defendant's infringement of the '232 Patent, '974 Patent and '971 Patent, said damages to be no less than a reasonable royalty;

D. A finding that this case is "exceptional" and an award to Bascom of its costs and reasonable attorney's fees, as provided by 35 U.S.C. § 285.

E. An accounting of all infringing sales and revenues; and

F. Such further and other relief as the Court may deem proper and just.

DEMAND FOR JURY TRIAL

Bascom demands a jury trial on all issues so triable.

Respectfully submitted,

BASCOM RESEARCH, LLC
By Counsel

Date: October 3, 2012

BLANKINGSHIP & KEITH, P. C.
4020 University Drive, Suite 300
Fairfax, Virginia 22030
Phone: 703-691-1235
Fax: 703-691-3913

By: [signature]
John A.C. Keith, VSB No. 14116
jkeith@blankeith.com
William B. Porter, VSB No. 41798
wporter@blankeith.com
Counsel for Plaintiff
Bascom Research, LLC

– and –

Jonathan S. Caplan, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, N.Y. 10001
Tel: 212-715-9100
Fax: 212-715-8000
Email: JCaplan@kramerlevin.com

Paul J. Andre, Esquire (*pro hac vice* pending)
Lisa Kobialka, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
990 Marsh Road
Menlo Park, California 94025
Tel: 650-752-1710
Fax: 212-715-8000
Email: PAndre@kramerlevin.com
LKobialka@kramerlevin.com

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
(Alexandria Division)

FILED

2012 OCT -3 P 1:08

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

BASCOM RESEARCH, LLC a Virginia Limited Liability Company, Plaintiff, v. BROADVISION, INC., a Delaware Corporation, Serve: The Prentice-Hall Corporation System, Inc., Registered Agent 2711 Centerville Road, Suite 400 Wilmington, DE 19808 Defendant.	Case No. 1:12cv1115 LMB/JFA **JURY TRIAL DEMANDED**

COMPLAINT FOR PATENT INFRINGEMENT

Plaintiff Bascom Research, LLC ("Bascom") files this Complaint for Patent Infringement and Jury Demand against Defendant BroadVision, Inc. ("Defendant" or "BroadVision") and alleges as follows:

THE PARTIES

1. Bascom is a Virginia limited liability company organized and existing under the laws of Virginia having a principal place of business at 7025 Elizabeth Drive, McLean, Virginia 22101.

2. On information and belief, Defendant is a Delaware corporation organized and existing under the laws of Delaware, with its principal place of business at 1600 Seaport Boulevard, Suite 550, North Bldg., Redwood City, California 94063, and with additional United States offices in Waltham, Massachusetts.

JURISDICTION AND VENUE

3. This action arises under the Patent Act, 35 U.S.C. § 101 *et seq*. This Court has original jurisdiction over this controversy pursuant to 28 U.S.C. §§ 1331 and 1338.

4. Venue is proper in this Court pursuant to 28 U.S.C. §§ 1391(b) and (c) and/or 1400(b).

5. This Court has personal jurisdiction over Defendant. Upon information and belief, Defendant does business in this District and has, and continues to, infringe and/or induce the infringement in Virginia and in this District. In addition, the Court has personal jurisdiction over Defendant because it has established minimum contacts with the forum and the exercise of jurisdiction would not offend traditional notions of fair play and substantial justice.

FACTS COMMON TO ALL COUNTS

6. On September 19, 2006, U.S. Patent No. 7,111,232 ("the '232 Patent"), entitled METHOD AND SYSTEM FOR MAKING DOCUMENT OBJECTS AVAILABLE TO USERS OF A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '232 Patent is attached to this Complaint as Exhibit A and is incorporated by reference herein.

7. All rights, title, and interest in the '232 Patent have been assigned to Bascom, which is the sole owner of the '232 Patent.

8. On November 21, 2006, U.S. Patent No. 7,139,974 ("the '974 Patent"), entitled FRAMEWORK FOR MANAGING DOCUMENT OBJECTS STORED ON A NETWORK, was issued to Thomas Layne Bascom. A true and correct copy of the '974 Patent is attached to this Complaint as Exhibit B and is incorporated by reference herein.

9. All rights, title, and interest in the '974 Patent have been assigned to Bascom, which is the sole owner of the '974 Patent.

10. On January 2, 2007, U.S. Patent No. 7,158,971 ("the '971 Patent"), entitled METHOD FOR SEARCHING DOCUMENT OBJECTS ON A NETWORK, was issued to Thomas Layne

Bascom. A true and correct copy of the '971 Patent is attached to this Complaint as Exhibit C and is incorporated by reference herein.

11. All rights, title, and interest in the '971 Patent have been assigned to Bascom, which is the sole owner of the '971 Patent.

12. On information and belief, Defendant makes, uses and/or sells products marketed to the public under the name "Clearvale" (the "Clearvale Products").

13. The Clearvale Products provide a social networking platform that allows its users to create their own personal profiles, link with their co-workers, join common-interest user groups, and engage a variety of content. The Clearvale Products are built on a social graph which connects the users of the Clearvale Products which is accessible via the Clearvale Application Program Interface (API). The Clearvale API uniformly represents objects in the graphs and the connections between them. Clearvale generally uses URL-encoded request parameter values and language specific POST requests to query the data exposed by the Clearvale API.

14. Every object in the social graph has the ability to be connected to other objects. For example, a user can create a profile, join a social community, generate tasks, manage files, participate in forums, and upload photos and video. Each object has a variety of fields that correspond to data relating to the object. For example, the Profile object contains the personal information of the user such the ID, first name, last name, email, language, brief description, company name, etc.

15. All of the objects in the social graph are linked to each other via connections. In some circumstances, these connections involve the following of groups, people and content. In other circumstances, connections are managed through communities, forums and memberships. Connections can be established for anyone who is registered to use the Clearvale Products and for any content they create. Content created by a user is typically associated with a particular space or group

and is public in the community and searchable. Additional information regarding the objects and connections can be found in the Clearvale Developer Guide.

16. Upon information and belief, there are additional objects and related information available to developers employed by BroadVision that are not available to the general public. Accordingly, the above listed objects and related information are exemplary and not limiting.

17. The Clearvale Products contain an activity stream. This stream allows users to share content and insights to the various connections. The activity stream is exposed via the Clearvale API using the Activity API. The activity stream is displayed in the My Streams interface which manages, filters and personalizes multiple data streams. For example, the activity stream is populated by the content, people and groups that are connected to the user. The activity stream for a user can also be accessed via the activities.get_activities and related mechanisms.

18. Notably, the Clearvale API is primarily marketed to third-party developers. However, any description of this mechanism is not intended to be limiting. Instead, the description of this mechanism is intended to demonstrate the existence of components that are contained within the backend of the Clearvale Products. Thus, the analysis provided herein is relevant to the Clearvale Products as a whole and is not limited to third-party development tools. Furthermore, upon information and belief, developers employed by BroadVision utilize similar, if not the same mechanisms, in order to develop and maintain the Clearvale Products.

19. BroadVision requires its users to activate an account in order to use Clearvale Products. Activation of an account requires a user to agree to terms and conditions that dictate how they use the Clearvale Products. Clearvale generates a unique Profile object that is generally accessible utilizing the Profile API for each account which contains the personal information of the user. Clearvale also generates connections for each Profile object that associates the Profile object with other objects in

the social graph. The establishment of these objects and connections may generate activity on the Clearvale Products which are viewable to the user and/or other users of the Clearvale Products via the activity stream. BroadVision provides detailed instructions to its users regarding all aspects of the Clearvale Products which results in the generation of objects, connections and activity on the Clearvale Products. These instructions can be found at http://clearvale.com.

20. BroadVision also permits third-party developers to access and use the Clearvale Products. BroadVision requires third-party developers to agree to terms and conditions that dictate how they access and use the Clearvale Products. Third-party developers have access to a variety of objects and connections in order to build applications and websites that integrate with the Clearvale Products. BroadVision provides detailed instructions to developers to enable them to integrate with the Clearvale Products to create applications. These instructions can be found in the Clearvale Developer Guide.

21. On information and belief, Defendant has been and is now infringing the '232 Patent, the '974 Patent, and the '971 Patent (collectively "the Patents-In-Suit") in the state of Virginia, in this judicial District, and elsewhere in the United States by, among other things, making, using, and operating the system and methods on the Clearvale Products. Reference to the Clearvale Products includes the set of development tools and APIs provided to third-party developers.

22. By way of non-limiting example, as discussed above, the Clearvale Products include a number of document objects that represent various entities. The Clearvale Products also contain a number of linking relationships that connect the document objects to each other. These linking relationships contain a variety of attributes that describe the linking relationship. By way of non-limiting example, these attributes may be found in the social graph of the Clearvale Products which is exposed via the Clearvale API and may be manipulated using various API mechanisms. Each of the

elements of the social graph, including the link relationships, may be retrieved using a unique identifier and presented based on the particular implementation of the application. Furthermore, users of the Clearvale Products are given the ability to access objects based on their relationship to other objects. For at least these reasons, the Clearvale Products infringes the Patents-In-Suit.

23. In addition to directly infringing the Patents-In-Suit pursuant to 35 U.S.C. § 271(a) either literally or under the doctrine of equivalents, Defendant indirectly infringes the Patents-In-Suit pursuant to 35 U.S.C. § 271(b) by instructing, directing and/or requiring others, including its users, to perform all or some of the steps of the method claims, either literally or under the doctrine of equivalents, of the Patents-In-Suit.

COUNT I
(Infringement of the '232 Patent)

24. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

25. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '232 Patent, all in violation of 35 U.S.C. § 271(a)(b).

26. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

27. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

28. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Clearvale, which embody the patented invention of the '232 Patent.

29. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '232 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

30. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

31. Bascom is informed and believes that Defendant's infringement of the '232 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT II
(Infringement of the '974 Patent)

32. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

33. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '974 Patent, all in violation of 35 U.S.C. § 271(a)(b).

34. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

35. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

36. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Clearvale, which embody the patented invention of the '974 Patent.

37. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '974 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

38. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

39. Bascom is informed and believes that Defendant's infringement of the '974 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

COUNT III
(Infringement of the '971 Patent)

40. Bascom repeats, realleges, and incorporates by reference, as if fully set forth herein, the allegations of the preceding paragraphs, as set forth above.

41. Bascom is informed and believes Defendant has infringed and continues to infringe, and has actively and knowingly induced and continues to actively and knowingly induce infringement of one or more claims of the '971 Patent, all in violation of 35 U.S.C. § 271(a)(b).

42. Bascom is informed and believes Defendant's infringement is based upon literal infringement or, in the alternative, infringement under the doctrine of equivalents.

43. Defendant's acts of making, using, importing, selling, and/or offering for sale infringing products and services have been without the permission, consent, authorization or license of Bascom.

44. Defendant's infringement includes, but is not limited to, the manufacture, use, sale, importation and/or offer for sale of Defendant's products and services, including but not limited to the Clearvale, which embody the patented invention of the '971 Patent.

45. Bascom is informed and believes, and based thereon alleges, that Defendant has induced and continues to induce others to infringe the '971 Patent under 35 U.S.C. § 271(b) by actively and intentionally aiding and abetting others, including its users, to infringe.

46. Bascom is informed and believes that as a result of Defendant's unlawful activities, Bascom has suffered and will continue to suffer irreparable harm for which there is no adequate remedy at law. Accordingly, Bascom is entitled to preliminary and/or permanent injunctive relief.

47. Bascom is informed and believes that Defendant's infringement of the '971 Patent has injured and continues to injure Bascom in an amount to be proven at trial.

PRAYER FOR RELIEF

WHEREFORE, Bascom prays for judgment and relief as follows:

A. An entry of judgment holding Defendant has infringed, is infringing, and has induced infringement of the '232 Patent, '974 Patent and '971 Patent.

B. A preliminary and permanent injunction against Defendant and its officers, employees, agents, servants, attorneys, instrumentalities, and/or those in privity with them, from infringing, or inducing the infringement of the '232 Patent, '974 Patent and/or the '971 Patent, and for all further and proper injunctive relief pursuant to 35 U.S.C. § 283;

C. An award to Bascom of such damages as it shall prove at trial against Defendant that is adequate to fully compensate Bascom for Defendant's infringement of the '232 Patent, '974 Patent and '971 Patent, said damages to be no less than a reasonable royalty;

D. A finding that this case is "exceptional" and an award to Bascom of its costs and reasonable attorney's fees, as provided by 35 U.S.C. § 285.

E. An accounting of all infringing sales and revenues; and

F. Such further and other relief as the Court may deem proper and just.

DEMAND FOR JURY TRIAL

Bascom demands a jury trial on all issues so triable.

Respectfully submitted,

BASCOM RESEARCH, LLC
By Counsel

Date: October 3, 2012

BLANKINGSHIP & KEITH, P. C.
4020 University Drive, Suite 300
Fairfax, Virginia 22030
Phone: 703-691-1235
Fax: 703-691-3913

By: [signature]
John A.C. Keith, VSB No. 14116
jkeith@blankeith.com
William B. Porter, VSB No. 41798
wporter@blankeith.com
Counsel for Plaintiff
Bascom Research, LLC

– and –

Jonathan S. Caplan, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, N.Y. 10001
Tel: 212-715-9100
Fax: 212-715-8000
Email: JCaplan@kramerlevin.com

Paul J. Andre, Esquire (*pro hac vice* pending)
Lisa Kobialka, Esquire (*pro hac vice* pending)
KRAMER LEVIN NAFTALIS & FRANKEL LLP
990 Marsh Road
Menlo Park, California 94025
Tel: 650-752-1710
Fax: 212-715-8000
Email: PAndre@kramerlevin.com
LKobialka@kramerlevin.com